                                                                   EXHIBIT 10.92

                             EMPLOYMENT AGREEMENT

          THIS EMPLOYMENT AGREEMENT (the "Agreement") is made and entered into
                                          ---------
as of November 14, 2000, by and between drkoop.com, Inc., a Delaware corporation (the "Company"), and Greg Taylor ("Employee").
      -------                      --------

                                   RECITALS
                                   --------

          WHEREAS, the Company desires to obtain the services of the Employee as its Chief Operating Officer in the manner hereinafter specified in its business, and also to make provisions for the payment of compensation to the Employee for such services; and

          WHEREAS, the Employee is willing to be employed by the Company as its Chief Operating Officer and to perform the duties incident to such employment upon the terms and subject to the conditions hereinafter set forth;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the parties hereto agree as follows:

                                   AGREEMENT
                                   ---------

          NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

          1.   Start Date. The "Term of Employment" (as defined herein) shall
               ----------
commence as of the date Employee begins providing services to the Company as its Chief Executive Officer hereunder, which date shall be referred to herein as the "Start Date."
 ----------

          2.   Position and Duties.
               -------------------

               (a) The Company hereby employs Employee as the Chief Operating Officer of the Company commencing as of the Start Date for the Term of Employment. In this capacity, Employee shall devote his best efforts to the performance of the services customarily incident to such office and position and to such other services of as may be requested by the President or Chief Executive Officer of the Company which may include services for one or more other subsidiaries of the Company. Employee, in his capacity as an employee of the Company, shall be responsible to and obey the reasonable and lawful directives of the Chief Executive Officer and President of the Company. Employee shall report to the President or any other person designated by the President, and Employee shall have such authority and duties as are customary in such position.

               (b) Employee shall devote all of his business time and attention to such duties, except for sick leave, reasonable vacations, and excused leaves of absence as more particularly provided herein. Notwithstanding the foregoing, to the extent that the time so spent does not conflict with the Company's business, Employee may devote time to personal and family investments. The existence of such a conflict shall be determined in good faith by the Board of Directors of the Company (the "Board"). Employee shall use
                                                     -----
his best efforts during the Term of Employment to protect, encourage, and promote the interests of the Company.

               (c) For a period of six (6) months after the Start Date, Employee shall, at the request of the Company, provide services hereunder at the Company's Austin, Texas offices for up to 4 days per week.

          3.   Compensation.
               ------------

               (a)  Base Salary.  The Company shall pay to Employee during the
                    -----------
Term of Employment a base salary at the rate of Two Hundred Thousand Dollars ($200,000) per calendar year. Such salary shall be payable at least semi-monthly in accordance with the Company's normal payroll procedures. (Employee's annual salary, as set forth above or as it may be increased from time to time in the Board's sole discretion, shall be referred to hereinafter as the "Base
                                                                  ----
Salary.").
------

               (b)  Performance Bonus. In addition to the compensation otherwise
                    -----------------
payable to Employee pursuant to this Agreement, Employee shall be eligible to receive additional annual bonuses to the extent, if any, approved by the Board in its sole discretion.

               (c)  Options.  The Company will grant you a stock options to
                    -------
purchase up to 1,700,000 shares of the Company's common stock (the "Options")
                                                                    -------
upon the terms and subject to the conditions set forth in the Company's 2000 Non-Qualified Stock Option Plan and to be documented in a customary stock option agreement pursuant to such Plan. The stock option agreement with respect to the Options shall provide for an exercise price per share for such Options of the market value of the Company's common stock on the date of grant and that the Options vest according to the following schedule: Options to purchase 50,000 shares shall vest upon the date of grant; Options to purchase 550,000 shares shall vest upon the first anniversary of the Start Date; Options to purchase 550,000 shares shall vest on the second anniversary of the Start Date; and the remaining Options to purchase 550,000 shares shall vest on the third anniversary of the Start Date. The stock option agreement with respect to the Options shall also provide that (i) in the event of a Change in Control, 50% of any unvested Options as of the date of such Change in Control shall immediately vest and become exercisable and (ii) in the event that Employee is terminated without Cause (as defined below) or terminates his employment for Good Reason (as defined below), any unvested Options as of the date of such termination shall immediately vest and become exercisable. For purposes of the Options, "Change in
                                                                       ---------
Control" shall mean: (i) any sale, merger, consolidation, tender offer or
-------
similar acquisition of shares, or other transaction or series of related transactions (each a "Transaction") as a result of which at least a majority of
                      -----------
the voting power of Company is not held, directly or indirectly, by the persons or entities who held the Company's securities with voting power before such Transaction; (ii) a sale or other disposition of all or substantially all of the Company's assets, whether in one transaction or a series of related transactions; or (iii) individuals who on the date hereof constitute Company's Board of Directors and any new director (other than a director designated by a person or entity who has entered into an agreement to effect a transaction described in clause (i) or (ii) above) whose nomination and/or election to the Board was approved by a vote of at least a majority of the directors then still in office who either were directors on the date hereof or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Company's or such parent's Board of Directors. Employee acknowledges that as of the date of this Agreement there will be more shares reserved for issuance than are authorized and unissued under the Company's Certificate of Incorporation and waives any breach hereof or of the related option agreement and option plan if remedied within 9 months of the date of this Agreement; provided that if the Company is unable to deliver shares
                        --------
issuable upon exercise of vested options following a Change in Control or Employee's termination of employment without Cause or for Good Reason within 9 months of the date of this Agreement, then, upon such exercise, the Company shall deliver to Employee cash equal to the excess of the fair market value of the shares issuable upon such exercise over the exercise price, within 10 business days of Employee's delivery of his notice of exercise.

          4.   Benefits.  During the Term of Employment:
               --------

               (a) Employee shall be eligible to participate in any life, health and long-term disability insurance programs, pension and retirement programs, stock option and other incentive compensation programs, and other fringe benefit programs made available to executive employees of the Company from time to time, and Employee shall be entitled to receive such other fringe benefits as may be granted to him from time to time by the Board. Nothing herein, however, is intended or shall be construed to require the Company to institute or continue all, or any particular, plan or benefits.

               (b) Employee shall be allowed four (4) weeks vacations with pay, and leaves of absence with pay in accordance with the Company's policies in effect from time to time.

               (c) The Company shall reimburse Employee in accordance with the policies of the Company, as adopted and amended from time to time, for reasonable and necessary business expenses incurred in performing Employee's duties and promoting the business of the Company, including, without limitation, reasonable and necessary cellular telephone, travel and lodging, and temporary living expenses Employee may incur in connection with Section 2(c) of this Agreement; provided Employee shall, as a condition of such reimbursement, submit verification of the nature and amount of such expenses in accordance with the business expense reimbursement policies from time to time adopted by the Company.

          5.   Term; Termination of Employment.  As used herein, the phrase
               -------------------------------
"Term of Employment" shall mean the period commencing on the Start Date and
-------------------
ending one (1) year from the Start Date; provided that as of the expiration date of such initial one (1) year Term of Employment and (ii) if applicable, any Renewal Period (as defined below), the Term of Employment shall automatically be extended for one (1) year periods (each a "Renewal Period") unless either the
                                           --------------
Company or Employee provides two (2) months notice to the contrary prior to the end of the Term of Employment or applicable Renewal Period. Notwithstanding the foregoing, the Term of Employment shall expire on the first to occur of the following:

               (a)  Termination by the Company Without Cause.  Notwithstanding
                    ----------------------------------------
anything to the contrary in this Agreement, whether express or implied, the Company may, at any time, terminate Employee's employment for any reason other than Cause (as defined below) by giving Employee at least thirty (30) days prior written notice of the effective date of termination. In the event Employee's employment hereunder is terminated by the Company other than for Cause, Employee shall be entitled to receive his Base Salary as he would have received such amounts during the period commencing on the effective date of such termination and ending six (6) months after such date of termination, whether during the initial Term of Employment, a Renewal Period or otherwise (such period hereinafter referred to as the "Salary Continuation Period"), as if Employee
                                --------------------------
were still employed hereunder during the Salary Continuation Period; provided
                                                                     --------
that the Company's election not to extend the Term of Employment for any Renewal Period shall be treated as a termination by the Company without Cause.

               (b)  Termination for Cause.  The Company shall have the right to
                    ---------------------
terminate Employee's employment at any time for Cause (as defined below) by giving Employee written notice of the effective date of termination (which effective date may, except as otherwise provided below, be the date of such notice). If the Company terminates Employee's employment for Cause, Employee shall be paid his unpaid Base Salary through the date of termination, and the Company shall have no further obligation hereunder from and after the effective date of termination and shall have all other rights and remedies available under this or any other agreement and at law or in equity.

               For purposes of this Agreement, "Cause" shall mean:
                                                -----

                    (i) theft, forgery, fraud, misappropriation, embezzlement, moral turpitude or other act of material misconduct against the Company or any of its affiliates;

                    (ii) fraudulent or willful and material misrepresentations or concealments on any written reports submitted to the Company or any of its affiliates;

                    (iii) Employee's violation of the Company's substance abuse policy;

                    (iv) gross negligence or material misconduct in the performance of the duties of Employee required hereunder or his habitual neglect thereof;

                    (v) a material failure by the Employee to follow or comply with the lawful directives of the Board of Directors of the Company;

                    (vi) a material breach by Employee of the provisions of this Agreement or other agreements with the Company;

                    (vii) willful and knowing violation of any rules or regulations of any governmental or regulatory body, which is or is reasonably expected to be materially injurious to the financial condition of the Company;

                    (viii) Employee's conviction of, or plea of nolo contendere to, any felony or to any crime or offense causing substantial harm to the Company or any of its affiliates (whether or not for personal gain) or involving acts of theft, forgery, fraud, misappropriation, embezzlement, moral turpitude or similar conduct;

                    (ix) Employee shall become associated with any company in the tobacco industry;

                    (xi) a material violation of any fiduciary duty owed to the Company; or

                    (xii) engagement in any act (including, but not limited to, unlawful discriminatory conduct) that results in substantial injury to the reputation, business or business relationships of the Company or that, in each case, has subjected, or if generally known would subject, the Company to public ridicule or embarrassment.

               provided, however, that in the case of the foregoing clauses
(iv), (v) and (vi) Employee shall have been informed, in writing, of such material failure referred to in the foregoing clauses (iv), (v) and (vi) and provided with a reasonable opportunity to cure such material failure, if such failure is subject to cure (if such failure is subject to cure, "reasonable opportunity to cure" shall mean a period of thirty (30) days).

               (c)  Resignation for Good Reason.  Employee may terminate his
                    ---------------------------
employment for Good Reason (as defined below) by giving the Company at least thirty (30) days prior written notice of the effective date of termination. In the event Employee's employment hereunder is terminated by Employee for Good Reason, Employee shall be entitled to receive his Base Salary as he would have received such amounts during the Salary Continuation Period, whether during the initial Term of Employment, a Renewal Period or otherwise, as if Employee were still employed hereunder during the Salary Continuation Period.

               For purposes of this Agreement, "Good Reason" shall mean:
                                                -----------

                    (i) (a) the assignment of Employee without his consent to a position, responsibilities or duties of a materially lesser status or degree of responsibility than his position, responsibilities or duties at the Start Date which remains uncured for at least 30 days after receipt of notice thereof given by Employee; or

                    (ii) any material breach by the Company in performing its
               obligations hereunder which remains uncured for at least 30 days after receipt of notice thereof given by Employee.

               (d)  Termination on Account of Death.  In the event of Employee's
                    -------------------------------
death while in the employ of the Company, his employment hereunder shall terminate on the date of his death and Employee shall be paid his unpaid Base Salary through the date of termination. In addition, any other benefits payable on behalf of Employee shall be determined under the Company's insurance and other compensation and benefit plans and programs then in effect in accordance with the terms of such programs.

               (e)  Termination on Account of Disability.  To the extent not
                    ------------------------------------
prohibited by The Americans With Disabilities Act of 1990, if, as a result of Employee's incapacity due to physical or mental illness (as determined in good faith by a physician acceptable to the Company and Employee), Employee is unable to substantially render to the Company the services required under this Agreement for more than ninety (90) days out of any consecutive one hundred and eighty (180) day period or if a physician acceptable to the Company advises the Company that it is likely that Employee will be unable to return to the performance of his duties for more than ninety (90) days out of any consecutive one hundred and eighty (180) day period his employment may be terminated for "Disability." During any period that Employee fails to perform his duties with
 ----------
the Company as a result of incapacity due to physical or mental illness, he shall continue to receive his Base Salary and other benefits provided hereunder, together with all compensation payable to him under the Company's disability plan or program or other similar plan during such period, until Employee's employment hereunder is terminated pursuant to this subparagraph (e). Thereafter, Employee's benefits shall be determined under the Company's retirement, insurance, and other compensation and benefit plans and programs then in effect, in accordance with the terms of such programs, and the Company shall cease to be obligated to pay the Employee a Base Salary (other than any amounts owed to the Employee at the time of such termination).

          6.   Confidential Information, Non-Solicitation and Non-Competition.
               --------------------------------------------------------------

               (a) During the Term of Employment and thereafter, Employee shall not, except as may be required to perform his duties hereunder or as required by applicable law, disclose to others or use, whether directly or indirectly, any Confidential Information regarding the Company. "Confidential Information" shall
                                                 ------------------------
mean information about the Company, its subsidiaries and affiliates, and their respective clients and customers that is not available to the general public and that was learned by Employee in the course of his employment by the Company, including, but not limited to, any proprietary knowledge, trade secrets, data, formulae, information, and client and customer lists and all papers, resumes, records (including computer records) and the documents containing such Confidential Information. Employee acknowledges that such Confidential Information is specialized, unique in nature and of great value to the Company, and that such information gives the Company a competitive advantage. This confidentiality covenant has no temporal, geographic or territorial restriction. Upon the termination of his employment for any reason whatsoever, Employee shall promptly deliver to the Company all documents, computer tapes and disks (and all copies thereof) containing any

Confidential Information, and any other tangible property of the Company which has been produced by, received by or otherwise submitted to the Employee during or prior to the Term of Employment.

               (b) By and in consideration of Employee's employment hereunder and the payments to be made and benefits to be provided by the Company hereunder and further in consideration of Employee's exposure to the proprietary information of the Company, Employee agrees that; provided that there has not
                                                  --------
been any material breach by the Company in performing its obligations hereunder which remains uncured for at least 30 days after receipt of written notice thereof given by Employee, (i) during the Term of Employment and thereafter during the Consulting Term, Employee shall not, directly or indirectly in any manner or capacity (e.g., as an advisor, principal, agent, partner, officer, director, shareholder, employee, member of any association or otherwise) engage in, work for, consult, provide advice or assistance or otherwise participate in any activity which is competitive with the Business of the Company (it being understood that this Section 6(b) shall not prohibit Employee from working for, consulting, providing advice or other assistance to or otherwise participating in a business (an "Other Company") that engages in the Business but whose principal line of business is not the Business so long as Employee does not work for, consult, provide advice or other assistance to (including, without limitation, by way of promotion or endorsement) or otherwise participate in any aspect of the Business conducted or proposed to be conducted by the Other Company) and (ii) during the Consulting Term, Employee shall provide consulting services to the Company upon reasonable request by the Company; provided, however, that Employee shall not be required to provide any consulting services that would interfere with Employee's other business or employment endeavors. For purposes of this Agreement, the "Business" shall mean any specific business activity conducted by the Company or any of its subsidiaries or proposed to be conducted thereby at the time of the Employee's termination pursuant to this Agreement. Employee further agrees that during such period he will not assist or encourage any other person in carrying out any activity that would be prohibited by the foregoing provisions of this Section 6 if such activity were carried out by Employee and, in particular, Employee agrees that he will not induce any employee of the Company to carry out any such activity; provided, however, that the "beneficial ownership" by Employee, either individually or as a member of a "group," as such terms are used in Rule 13d of the General Rules and Regulations under the Exchange Act, of not more than one percent (1%) of the voting stock of any publicly held corporation shall not be a violation of this Agreement. For purposes of this Agreement, the "Consulting Term" shall mean the period that the
                                 ---------------
Employee is receiving payments under this Agreement in accordance with the terms hereof (with the Company having reasonable opportunity to cure any breaches of its payment obligations hereunder); provided, however, that the Company, in its sole discretion, shall have the right, upon written notice to Employee prior to the date upon which payments to Employee under this Agreement are to cease, to extend the Consulting Term for an additional period of time to be determined in the sole discretion of the Company which shall not exceed one (1) year or, in the event that the Employee's employment was terminated pursuant to Section 5(a) or Section 5(c), six (6) months after the end of the Salary Continuation Period. During any such extension of the Consulting Term, the Company shall continue to pay Employee one hundred percent (100%) of his Base Salary, in accordance with the Company's normal payroll practices with respect to base salary, at the rate in effect on the date of Employee's termination of employment. It is further expressly agreed that the Company will or would suffer irreparable injury if Employee were to compete with the Company or any subsidiary or affiliate of the Company in violation of this Agreement and that the Company would by reason of such competition be entitled to injunctive relief in a court of appropriate jurisdiction, and Employee further consents and stipulates to the entry of such injunctive relief in such a court prohibiting Employee from competing with the Company or any subsidiary or affiliate of the Company in violation of this Agreement. Employee agrees that the terms of this paragraph shall not prevent the Company and/or its subsidiaries from pursuing any other available remedies for any breach or threatened breach thereof, including but not limited to the recovery of damages from the Employee. Employee and the Company further agree that the provisions of the covenants contained in this Agreement are reasonable and necessary to protect the businesses of the Company and its subsidiaries because of Employee's access to Confidential Information and his material participation in the operation of such businesses. Employee hereby acknowledges that due to the global aspects of the Company's and its subsidiaries' businesses and competitors, it would not be appropriate to include any geographic limitation in this Agreement.

               (c) During the period that Employee is receiving payments under this Agreement, Employee shall not, directly or indirectly, influence or attempt to influence suppliers of the Company or any of its subsidiaries or affiliates, to divert their business to any competitor of the Company.

               (d) Employee recognizes that he will possess confidential information or trade secrets about other employees of the Company relating to their education, experience, skills, abilities, compensation and benefits, and interpersonal relationships with customers of the Company (the "Employee
                                                                --------
Information"). Employee recognizes that the Employee Information he will possess
-----------
is not generally known, is of substantial value to the Company in developing its business and in securing and retaining customers, and will be acquired by him because of his business position with the Company. Employee agrees that, during the period that Employee is receiving payments under this Agreement and for one
(1) year thereafter, Employee will not, directly or indirectly, solicit or recruit any employee of the Company for the purpose of being employed by Employee or by any competitor of the Company on whose behalf he is acting as an agent, representative or employee and that he will not convey any Employee Information to any other person.

               (e) If it is determined by a court of competent jurisdiction in any state that any restriction in this Section 6 is excessive in duration or scope or is unreasonable or unenforceable under the laws of that state, it is the intention of the parties that such restriction may be modified or amended by the court to render it enforceable to the maximum extent permitted by the law of that state.

          7.   Designated Beneficiary.  In the event of the death of Employee
               ----------------------
while in the employ of the Company, or at any time thereafter during which amounts remain payable to Employee under Section 5, such payments (other than the right to continuation of welfare benefits) shall thereafter be made to such person or persons as Employee may specifically designate (successively or contingently) to receive payments under this Agreement following

Employee's death by filing a written beneficiary designation with the Company during Employee's lifetime. Such beneficiary designation shall be in such form as may be prescribed by the Company and may be amended from time to time or may be revoked by Employee pursuant to written instruments filed with the Company during his lifetime. Beneficiaries designated by Employee may be any natural or legal person or persons, including a fiduciary, such as a trustee or a trust or the legal representative of an estate. Unless otherwise provided by the beneficiary designation filed by Employee, if all of the persons so designated die before Employee on the occurrence of a contingency not contemplated in such beneficiary designation, then the amounts payable under this Agreement shall be paid to Employee's estate.

          8.   Taxes.  All payments to be made to Employee under this Agreement
               -----
will be subject to any applicable withholding of federal, state and local income and employment taxes.

          9.   Resolution of Disputes.  Notwithstanding anything herein to the
               ----------------------
contrary, in the event that there shall be a dispute among the parties arising out of or relating to this Agreement or the breach thereof, other than, at the option of Company, Section 6, the parties agree that such dispute shall be resolved by final and binding arbitration in New York, New York in accordance Commercial Arbitration Rules then in effect of JAMS/ENDISPUTE. Depositions may be taken and other discovery may be obtained during such arbitration proceedings to the same extent as authorized in civil judicial proceedings. Any award issued as a result of such arbitration shall be final and binding between the parties thereto, and shall be enforceable by any court having jurisdiction over the party against whom enforcement is sought. The fees and expenses of such arbitration (including, but not limited to, reasonable attorneys' fees) or any action to enforce an arbitration award shall be paid by the party that does not prevail in such arbitration.

          10.  Attorneys' Fees.  Should either party hereto or their successors
               ---------------
retain counsel for the purpose of enforcing, or preventing the breach of, any provision hereof, including, but not limited to, by instituting any action or proceeding in arbitration or a court to enforce any provision hereof or to enjoin a breach of any provision of this Agreement, or for a declaration of such party's rights or obligations under the Agreement, or for any other remedy, whether in arbitration or in a court of law, then each party shall bear their own costs and expenses incurred thereby, including, but not limited to, reasonable fees and expenses of attorneys and expert witnesses, including costs of appeal.

          11.  Limitation of Liabilities.  If Employee is awarded any damages as
               -------------------------
compensation for any breach or action related to this Agreement, a breach of any covenant contained in this Agreement (whether express or implied by either law or fact), or any other cause of action based in whole or in part on any breach of any provision of this Agreement, such damages shall be limited to contractual damages and shall exclude (i) punitive damages, and (ii) consequential and/or incidental damages (e.g., lost profits and other indirect or speculative damages). The maximum amount of damages that Employee may recover for any reason shall be the amount equal to all amounts owed (but not yet paid) to Employee pursuant to this Agreement through its natural term or through any period for which severance is due pursuant to Section 5 hereof.

          12.  Miscellaneous.  This Agreement shall also be subject to the
               -------------
following miscellaneous considerations:

               (a)  Representations and Warranties.
                    ------------------------------

                    (i) Employee represents and warrants to the Company that he has the authorization, power and right to deliver, execute and fully perform his obligations under this Agreement in accordance with its terms. Employee further represents and warrants that this Agreement does not require any authorization, consent, approval, exemption or other action by any other party and does not (A) conflict with or result in the breach of the terms, conditions or provisions of,
(B) constitute a default under, or (C) result in a violation of any agreement, instrument, order, judgment or decree to which Employee is subject. Employee will, to the fullest extent permitted by applicable law, as from time to time in effect, indemnify the Company and hold the Company harmless for any breach of the representations set forth in this subparagraph (i).

                    (ii) The Company represents and warrants to Employee that it has the authorization, power and right to deliver, execute and fully perform its obligations under this Agreement in accordance with its terms. The Company further represents and warrants that this Agreement does not require any authorization, consent, approval, exemption or other action by any other party and does not (A) conflict with or result in the breach of the terms, conditions or provisions of, (B) constitute a default under, or (C) result in a violation of any agreement, instrument, order, judgment or decree to which the Company is subject. The Company will, to the fullest extent permitted by applicable law, as from time to time in effect, indemnify Employee and hold Employee harmless for any breach of its representations set forth in this subparagraph (ii).

               (b)  Divisibility of the Agreement.  If any provision of this
                    -----------------------------
Agreement or any portion thereof is declared invalid, illegal, or incapable of being enforced by any court of competent jurisdiction, the remainder of such provisions and all of the remaining provisions of this Agreement shall continue in full force and effect.

               (c)  Choice of Law.  This Agreement shall be construed,
                    -------------
interpreted and the rights of the parties determined in accordance with the internal laws of the State of California without reference to the choice of law provisions of such State's law, except with respect to matters of law concerning the internal corporate affairs of any corporate entity which is a party to or the subject of this Agreement, and as to those matters of the law the jurisdiction under which the respective entity derives its powers shall govern, and to the extent governed by federal law.

               (d)  Assignment.  The Company may assign this Agreement to any
                    ----------
direct or indirect subsidiary or parent of the Company or joint venture in which the Company has an interest, or any successor (whether by merger, consolidation, purchase or otherwise) to all or substantially all of the stock, assets or business of the Company and this Agreement shall be binding upon and inure to the benefit of such successors and assigns. The duties and covenants of Employee under this Agreement, being personal, may not be delegated. Except as expressly provided herein, Employee may not sell, transfer, assign, or pledge any of his rights or interests pursuant to this Agreement.

               (e)  No Abrogation.  Any rights of Employee hereunder shall be in
                    -------------
addition to any rights Employee may otherwise have under benefit plans, agreements, or arrangements of the Company to which he is a party or in which he is a participant, including, but not limited to, any Company-sponsored employee benefit plans. Provisions of this Agreement shall not in any way abrogate Employee's rights under such other plans, agreements, or arrangements.

               (f)  Notice.  For the purposes of this Agreement, notices,
                    ------
demands and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or one day after delivery to an overnight air courier guaranteeing next day delivery, addressed as follows:

          If to Employee:           Greg Taylor
          --------------
                                    One White Horse Lane
                                    Spring City, PA 19475

          If to the Company:        drkoop.com, Inc.
          -----------------
                                    7000 North Mopac, Suite 400
                                    Austin, Texas 78731
                                    Attention: Board of Directors

          With copies to:           Latham & Watkins
          --------------
                                    633 W. Fifth Street, Suite 4000
                                    Los Angeles, California 90071-2007
                                    Attention: W. Alex Voxman, Esq.

               or to such other address as any party may have furnished to the others in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

               (g)  Headings.  Section headings in this Agreement are included
                    --------
herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

               (h)  Waiver.  Failure to insist upon strict compliance with any
                    ------
of the terms, covenants, or conditions hereof shall not be deemed a waiver of such term, covenant, or condition, nor shall any waiver or relinquishment of, or failure to insist upon strict compliance with, any right or power hereunder at any one or more times be deemed a waiver or relinquishment of such right or power at any other time or times.

               (i)  Employee's Acknowledgment.  Employee acknowledges (i) that
                    -------------------------
he has consulted with or has had the opportunity to consult with independent counsel of his own choice concerning this Agreement and has been advised to do so by the Company, and (ii) that he has read and understands the Agreement, is fully aware of its legal effect, and has entered into it freely based on his own judgment.

               (j)  Counterparts.  This Agreement may be executed in several
                    ------------
counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

               (k)  Entire Agreement; Amendment.  This Agreement (i) contains a
                    ---------------------------
complete statement of all the arrangements between the parties with respect to Employee's employment by the Company, (ii) supersedes all prior and existing negotiations and agreements between the parties concerning Employee's employment and (iii) can only be changed or modified pursuant to a written instrument duly executed by each of the parties hereto.

               (l)  Expenses.  Each party to this Agreement shall bear its
                    --------
respective expenses incurred in connection with the preparation, negotiation, execution and performance of this Agreement; provided that, the Company shall pay up to $10,000 of the reasonable fees and expenses of counsel to Employee incurred with respect to this Agreement.

                           (Signature Page Follows)

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                   DR.KOOP.COM, INC.



                                   By:  /s/ EDWARD A. CESPEDES
                                      --------------------------------
                                      Name:   Edward A. Cespedes
                                      Title:  President

                                   EMPLOYEE


                                    /s/ GREG TAYLOR
                                   -----------------------------------
                                   Greg Taylor

                                      S-1